                                                                EXHIBIT 10.60

                               Exhibit A to the Securities Purchase Agreement

  ___________________________________________________________________________


                                    FORM OF



                               WARRANT AGREEMENT



                                     among



                             iXL Enterprises, Inc.


                                      and


                     GE Capital Equity Investments, Inc.



                                  Dated as of

                              ____________, 1999


  ___________________________________________________________________________

                               WARRANT AGREEMENT
                               -----------------


     This WARRANT AGREEMENT is dated as of May __, 1999 (the "Agreement"), and
                                                              ---------
entered into by and among iXL Enterprises, Inc., a Delaware corporation (the "Company"), and GE Capital Equity Investments, Inc. ("GECC," and together with
 -------                                              ----
subsequent holders of the Warrants subject hereto, the "Holders").
                                                        -------


     WHEREAS, in connection with the Securities Purchase Agreement, dated as of April 7, 1999, among the Company, GECC and General Electric Pension Trust, and in consideration of (a) GECC's agreement to help develop and implement a
                     -
mutually satisfactory marketing plan for the Company including a coordinated promotional campaign extending for one year and emphasizing GECC's continuing and growing relationship with the Company and Consumer Financial Network, Inc. ("CFN"), and (b) GECC's agreement to use its commercially reasonable efforts to
  ---         -
implement, within GECC's intranet, the electronic access to CFN's entire platform and developing a mutually satisfactory plan of implementation and employee communication with respect thereto, the Company is issuing to GECC warrants to purchase an aggregate of 1,500,000 shares (subject to adjustment as provided herein) of the Company's Common Stock, par value $.01 per share (the "Common Stock"). The warrants referred to in this paragraph are referred to
 ------------
herein as the "Warrants" and the shares of Common Stock issuable upon exercise of the Warrants are referred to herein as the "Warrant Shares";
                                               --------------

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

     SECTION 1. Warrant Certificates. Simultaneously with the execution hereof, the Company will issue and deliver to GECC a certificate or certificates evidencing the Warrants (the "Warrant Certificates"). Such certificate or
                              --------------------
certificates shall be substantially in the form set forth as Exhibit A attached hereto. Warrant Certificates shall be dated the date of issuance by the Company.

     SECTION 2. Execution of Warrant Certificates. Warrant Certificates shall be signed on behalf of the Company by its Chairman of the Board or its Chief Executive Officer, President or any Vice President. Each Warrant Certificate shall also be signed on behalf of the Company by its Secretary or an Assistant Secretary.

     SECTION 3. Restrictions on Transfer; Registration of Transfers and Exchanges. Prior to any proposed transfer of the Warrants or the Warrant Shares, unless such transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"),
                                                             --------------
the transferring Holder will deliver to the Company an opinion of counsel, reasonably satisfactory in form and substance to the Company, to the effect that the Warrants or Warrant Shares, as applicable, may be sold or otherwise transferred without registration under the Securities Act. No Warrants may be transferred to any Holder unless the issuance of Warrant Shares to such Holder upon the exercise of such Warrants would be exempt from registration under the Securities Act. Upon original issuance thereof, and until such time as the same shall have been registered under the Securities Act or sold pursuant to Rule 144 promulgated thereunder (or any similar rule or regulation) each Warrant Certificate shall bear the legend included on the first page of Exhibit A, unless in such opinion of counsel, such legend is no longer required by the Act. Notwithstanding the foregoing, each Holder of Warrants and Warrant Shares agrees that it will not transfer such securities for 180 days after any public offering of Common Stock (or security convertible into Common Stock) by the Company unless the managing underwriter for such offering decides such restriction is unnecessary, and each Holder agrees to execute any agreement or document reasonably requested by any such underwriter which relates to such restriction.

     Subject to the foregoing, the Company shall from time to time register the transfer of any outstanding Warrant Certificates in the Warrant Register to be maintained by the Company upon surrender thereof accompanied by a written instrument or instruments of transfer in form reasonably satisfactory to the Company, duly executed by the registered Holder or Holders thereof or by the duly appointed legal representative thereof or by a duly authorized attorney. Upon any such registration of transfer, a new Warrant Certificate shall be issued to the transferee Holder(s) and the surrendered Warrant Certificate shall be canceled and disposed of by the Company.

     SECTION 4. Warrants; Exercise of Warrants. Subject to the terms of this Agreement, each Holder shall have the right, which may be exercised at any time during the period commencing on the first anniversary of the date hereof and ending at 5:00 p.m., New York City time, on the date which is five years after the date hereof (the "Expiration Date"), to receive from the Company the number
                      ---------------
of fully paid and nonassessable Warrant Shares (and such other consideration) which the Holder may at the time be entitled to receive on exercise of such Warrants and payment of the Exercise Price (as defined below) for such Warrant Shares. Each Warrant not exercised prior to 5:00 p.m., New York time, on the Expiration Date shall become void and all rights thereunder and all rights in respect thereof under this Agreement shall cease as of such time. No adjustments as to dividends will be made upon exercise of the Warrants, except as otherwise expressly provided herein.

     The price at which each Warrant shall be exercisable (the "Exercise Price")
                                                                --------------
shall be equal to[INSERT IPO PRICE].

     A Warrant may be exercised upon surrender to the Company at its office designated for such purpose of the Warrant Certificate or Certificates to be exercised with the form of election to purchase attached thereto duly filled in and signed, and upon payment to the Company of the Exercise Price for the number of Warrant Shares in respect of which such Warrants are then exercised. Payment of the aggregate Exercise Price shall be made by delivering for surrender and cancellation to the Company Warrants with an aggregate Surrender Value (as hereinafter defined), as of the date of such exercise, equal to the Exercise Price for the Warrants being exercised. For the purposes of this paragraph, the "Surrender Value" of any Warrant is equal to the Fair Market Value, as of the date of such surrender, of the Warrant Shares issuable upon the exercise of such Warrant, minus the Exercise Price of such Warrant. Fair Market Value means with respect to a Warrant Share at any date: (i) if shares of Common Stock are being
                                         -
sold pursuant to a public offering under an effective registration statement under the Securities Act which has been declared effective and Fair Market Value is being determined as of the closing of the public offering, the higher of (x) the "per share price to public" specified for such shares in the final prospectus for such public offering and (y) the Fair Market Value determined under clauses (ii), (iii), or (iv), as applicable below; (ii) subject to clause
(i) above, if shares of Common Stock are then listed or admitted to trading on any national securities exchange or traded on any national market system, the average of the daily closing prices for the 20 trading days before such date;
(iii) subject to clause (i) above if no shares of Common Stock are then listed
 ---
or admitted to trading on any national securities exchange or traded on any national market system, the average of the reported closing bid and asked prices thereof on such date in the over-the-counter market as shown by the Nasdaq Stock Market or, if such shares are not then quoted in such system, as published by the National Quotation Bureau, Incorporated or any similar successor organization, and in either case as reported by any member firm of the New York Stock Exchange selected by the Company; or (iv) subject to clause (i) above if
                                            --
no shares of Common Stock are then listed or admitted to trading on any national securities exchange or traded on any national market system, if no closing bid and asked prices thereof are then so quoted or published in the over-the-counter market, the Fair Market Value of a Warrant Share as determined in good faith by the Board of Directors of the Company.

      Subject to the provisions of Section 5 hereof, upon such surrender of Warrant Certificates and payment of the Exercise Price, the Company shall issue and cause to be delivered, as promptly as practicable, to or upon the written order of the Holder and in such name or names as such Holder may designate a certificate or certificates for the number of full Warrant Shares issuable upon the exercise of such Warrants (and such other consideration as may be deliverable upon exercise of such Warrants) together with cash for fractional Warrant Shares as provided in Section 9. The certificate or certificates for such Warrant Shares shall be deemed to have been issued and the person so named therein shall be deemed to have become a holder of record of such Warrant Shares as of the date of the surrender of such Warrants and payment of the Exercise Price, irrespective of the date of delivery of such certificate or certificates for Warrant Shares.

     Each Warrant shall be exercisable, at the election of the Holder thereof, either in full or from time to time in part and, in the event that a Warrant Certificate is exercised in respect of fewer than all of the Warrant Shares issuable on such exercise at any time prior to the date of expiration of the Warrants, a new certificate evidencing the remaining Warrant or Warrants will be issued and delivered pursuant to the provisions hereof.

     All Warrant Certificates surrendered upon exercise of Warrants shall be canceled and disposed of by the Company. The Company shall keep copies of this Agreement and any notices given or received hereunder available for inspection by the Holders during normal business hours at its office.

     SECTION 5. Payment of Taxes. The Company will pay all documentary stamp taxes and other governmental charges (excluding all foreign, federal or state income, franchise, property, estate, inheritance, gift or similar taxes) in connection with the issuance or delivery of the Warrants hereunder, as well as all such taxes attributable to the initial issuance or delivery of Warrant Shares upon the exercise of Warrants and payment of the Exercise Price. The Company shall not, however, be required to pay any tax that may be payable in respect of any subsequent transfer of the Warrants or any transfer involved in the issuance and delivery of Warrant Shares in a name other than that in which the Warrants to which such issuance relates were registered, and, if any such tax would otherwise be payable by the Company, no such issuance or delivery shall be made unless and until the person requesting such issuance has paid to the Company the amount of any such tax, or it is established to the reasonable satisfaction of the Company that any such tax has been paid.

     SECTION 6. Mutilated or Missing Warrant Certificates. If a mutilated Warrant Certificate is surrendered to the Company, or if the Holder of a Warrant Certificate claims and submits an affidavit or other evidence satisfactory to the Company to the effect that the Warrant Certificate has been lost, destroyed or wrongfully taken, the Company shall issue a replacement Warrant Certificate. If reasonably required by the Company, such Holder must provide an indemnity bond, or other form of indemnity, sufficient in the reasonable judgment of the Company to protect the Company from any loss which it may suffer if a Warrant Certificate is replaced. If GECC or any other institutional Holder (or nominee thereof) is the owner of any such lost, stolen or destroyed Warrant Certificate, then the affidavit of an authorized officer of such owner, setting forth the fact of loss, theft or destruction and of its ownership of the Warrant Certificate at the time of such loss, theft or destruction shall be accepted as satisfactory evidence thereof and no further indemnity shall be required as a condition to the execution and delivery of a new Warrant Certificate other than the unsecured written agreement of such owner to indemnify the Company.

     SECTION 7. Reservation of Warrant Shares. The Company shall at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Common Stock or its authorized and issued Common Stock held in its treasury, for the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon exercise of Warrants, the maximum number of shares of Common Stock which may then be deliverable upon the exercise of all outstanding Warrants.

     The Company or, if appointed, any transfer agent for the Common Stock (the "Transfer Agent") will be irrevocably authorized and directed at all times to
 --------------
reserve such number of authorized shares as shall be required for such purpose. The Company shall keep a copy of this Agreement on file with any such Transfer Agent. The Company will supply any such Transfer Agent with duly executed certificates for such purposes and will provide or otherwise make available all other consideration that may be deliverable upon exercise of the Warrants. The Company will furnish any such Transfer Agent a copy of all notices of adjustments and certificates related thereto, transmitted to each Holder pursuant to Section 10 hereof.

     Before taking any action which would cause an adjustment pursuant to
Section 8 hereof to reduce the Exercise Price below the then par value of the Warrant Shares, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares at the Exercise Price as so adjusted.

     The Company covenants that all Warrant Shares and other capital stock issued upon exercise of Warrants will, upon payment of the Exercise Price therefor and issue thereof, be validly authorized and issued, fully paid, nonassessable, free of preemptive rights and free, subject to Section 5 hereof, from all taxes, liens, charges and security interests with respect to the issue thereof.

     SECTION 8. Adjustment of Exercise Price and Warrant Number. The number of shares of Common Stock issuable upon the exercise of each Warrant (the "Warrant
                                                                        -------

Number") is initially one.  The Warrant Number is subject to adjustment from
------
time to time upon the occurrence of the events enumerated in, or as otherwise provided in, this Section 8.

     (a)  Adjustment for Change in Capital Stock
          --------------------------------------

     If the Company:

          (1) pays a dividend or makes a distribution on its Common Stock in shares of its Common Stock;

          (2) subdivides or reclassifies its outstanding shares of Common Stock into a greater number of shares;

          (3) combines or reclassifies its outstanding shares of Common Stock into a smaller number of shares; or

          (4) issues by reclassification of its Common Stock any shares of its capital stock (other than reclassification arising solely as a result of a change in the par value or no par value of the Common Stock);

   then the Warrant Number and the Exercise Price in effect immediately prior to such action shall be proportionately adjusted so that the holder of any Warrant thereafter exercised shall receive the aggregate number and kind of shares of capital stock of the Company which it would have received immediately following such action if such Warrant had been exercised immediately prior to such action for the same aggregate consideration that such holder would have paid if such Warrant had been exercised immediately prior to such action.

     The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification.

     Such adjustment shall be made successively whenever any event listed above shall occur.

     The Company shall not issue shares of Common Stock as a dividend or distribution on any class of capital stock other than Common Stock unless (i) the Warrant Holders also receive such dividend or distribution on a ratable basis or (ii) the appropriate adjustment to the Warrant Number and Exercise Price is made under this Section 8.

     (b)  Notice of Adjustment
          --------------------

     Whenever the Warrant Number is adjusted, the Company shall provide the notices required by Section 10 hereof.

     (c)  Voluntary Increase
          ------------------

     The Company from time to time may increase the Warrant Number by any amount for any period of time (including, without limitation, permanently) if the period is at least 20 Business Days and if the increase is irrevocable during the period. Whenever the Warrant Number is increased, the Company shall mail to the Holders a notice of the increase. The Company shall mail the notice at least 15 days before the date the increased Warrant Number takes effect. The notice shall state the increased Warrant Number and the period it will be in effect.

     An increase of the Warrant Number under this Subsection (c) (other than a permanent increase) does not change or adjust the Warrant Number otherwise in effect for purposes of subsection (a) of this Section 8.

     (d)  Reorganizations
          ---------------

     In case of any capital reorganization or reclassification, other than in the cases referred to in Section 8(a) hereof, or the consolidation or merger of the Company with or into another corporation (other than a merger or consolidation in which the Company is the continuing corporation and which does not result in any reclassification of any of the outstanding shares of the Company's capital stock into shares of other stock or other securities or property), or the sale of the property of the Company as an entirety or substantially as an entirety (collectively, such actions being hereinafter referred to as "Reorganizations"), there shall thereafter be deliverable upon
                   ---------------
   exercise of any Warrant (in lieu of the number of shares of Common Stock theretofore deliverable) the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock that would otherwise have been deliverable upon the exercise of such Warrant would have been entitled upon such Reorganization if such Warrant had been exercised in full immediately prior to such Reorganization. In the event that the Warrants are not exercised in connection with such Reorganization, appropriate adjustment, as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a duly adopted resolution certified by the Company's Secretary or Assistant Secretary, shall be made in the application of the provisions herein set forth with respect to the rights and interests of Holders so that the provisions set forth herein shall thereafter be applicable, as nearly as possible, in relation to any shares or other property thereafter deliverable upon exercise of Warrants.

     The Company shall not effect any such Reorganization unless prior to or simultaneously with the consummation thereof, (i) notice of such Reorganization shall be given to each of the Holders of the Warrants, and
   (ii) the successor corporation (if other than the Company) resulting from such Reorganization or the corporation purchasing or leasing such assets or other appropriate corporation or entity shall expressly assume, by a supplemental Warrant Agreement or other acknowledgment executed and delivered to the Holder(s), the obligation to deliver to each such Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such Holder may be entitled to purchase, and all other obligations and liabilities under this Agreement.

     If any event occurs of the type similar to that contemplated by the provisions of this Section 8 but not expressly provided for by such provisions, then the Board of Directors of the Company will make an appropriate adjustment in the Warrant Number so as to protect the Holders, provided, that no such
                                                    --------
adjustment will decrease the applicable Warrant Number as otherwise determined by this Section 8.

     (e)  Form of Warrants
          ----------------

     Irrespective of any adjustments in the Exercise Price or the number or kind of shares purchasable upon the exercise of the Warrants, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the Warrants initially issuable pursuant to this Agreement but shall nevertheless be exercisable for the adjusted number of Warrant Shares at the adjusted Exercise Price.

     SECTION 9. Fractional Interests. The Company shall not be required to issue fractional Warrant Shares on the exercise of Warrants. If more than one Warrant shall be presented for exercise in full at the same time by the same Holder, the number of full Warrant Shares which shall be issuable upon the exercise thereof shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of the Warrants so presented. If any fraction of a Warrant Share would, except for the provisions of this Section 9, be issuable on the exercise of any Warrants (or specified portion thereof), the Company shall, pay an amount in cash equal to the Fair Market Value of the Warrant Share so issuable, multiplied by such fraction.

     SECTION 10. Notices to Warrant Holders. Upon any adjustment pursuant to
Section 8 hereof, the Company shall promptly thereafter (i) cause to be filed with the

Company a certificate of an officer of the Company setting forth the Warrant Number and Exercise Price after such adjustment and setting forth in reasonable detail the method of calculation and the facts upon which such calculations are based, and (ii) cause to be given to each of the Holders at its address appearing on the Warrant Register written notice of such adjustments. Where appropriate, such notice may be given in advance and included as a part of the notice required to be mailed under the other provisions of this Section 10.

     In case:

     (a) the Company shall authorize the issuance to all holders of shares of Common Stock of rights, options or warrants to subscribe for or purchase shares of Common Stock or of any other subscription rights or warrants;

     (b) the Company shall authorize the distribution to all holders of shares of Common Stock of assets, including cash, evidences of its indebtedness, or other securities;

     (c) of any consolidation or merger to which the Company is a party and for which approval of any shareholders of the Company is required, or of the conveyance or transfer of the properties and assets of the Company substantially as an entirety, or of any reclassification or change of Common Stock issuable upon exercise of the Warrants (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or a tender offer or exchange offer for shares of Common Stock;

     (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Company; or

     (e) the Company proposes to take any action that would require an adjustment to the Warrant Number pursuant to Section 8 hereof;

   then the Company shall cause to be given to each of the Holders at its address appearing on the Warrant Register, at least 20 days prior to the applicable record date hereinafter specified, or the date of the event in the case of events for which there is no record date, in accordance with the provisions of Section 11 hereof, a written notice stating (i) the date as of
                                                              -
   which the holders of record of shares of the capital stock of the Company to be entitled to receive any such rights, options, warrants or distribution are to be determined, or (ii) the initial expiration date set forth in any tender
                         --
   offer or exchange offer for shares of the capital stock of the Company, or
   (iii) the date on which any such consolidation, merger, conveyance, transfer,
   ----
   dissolution, liquidation or winding up is expected to become effective or consummated, and the date as of which it is expected that holders of record of shares of the capital stock of the Company shall be entitled to exchange such shares for securities or other property, if any, deliverable upon such reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up. The failure to give the notice required by this
   Section 10 or any defect therein shall not affect the legality or validity of any distribution, right, option, warrant, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up, or the vote upon any action.

     Nothing contained in this Agreement or in any Warrant Certificate shall be construed as conferring upon the Holders (prior to the exercise of such Warrants) the right to vote or to consent or to receive notice as shareholder in respect of the meetings of shareholders or the election of Directors of the Company or any other matter, or any rights whatsoever as shareholders of the Company; provided, however, that nothing in the foregoing provision is intended to detract from any rights explicitly granted to any Holder hereunder.

     SECTION 11. Notices to the Company and Warrant Holders. All notices and other communications provided for or permitted hereunder shall be made by hand-delivery, first-class mail, telex, telecopier, or overnight air courier guaranteeing next day delivery:

     (a) if to GECC, to the address specified on the signature page executed by GECC; and

     (b) if to the Company, iXL Enterprises, Inc., 1888 Emery Street, N.W., Atlanta, Georgia, 30318, Telecopy no. (404) 267-3801, Attention: Mr. M. Wayne Boylston, with a copy to Minkin & Snyder PC, One Buckhead Plaza, 3060 Peachtree Road, N.E., Suite 1100, Atlanta, Georgia 30305, Telecopy No. (404) 261-5064, Attention: James S. Altenbach, Esq., with an additional copy to Debevoise & Plimpton, 875 Third Avenue, New York, New York 10022, Telecopy No. (212) 909-6836, Attention: Margaret A. Davenport, Esq. and with an additional copy to Kelso & Company, 320 Park Avenue, Suite 2400, New York, New York 10022, Attention: James J. Connors II, Esq.

     All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed (so long as a fax copy is sent and receipt acknowledged within two business days after mailing); when answered back if telexed; when receipt acknowledged, if telecopied; and the next business day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery. The parties may change the addresses to which notices are to be given by giving five days' prior written notice of such change in accordance herewith.

     SECTION 12. Certain Supplements and Amendments. The Company may from time to time supplement or amend this Agreement without the approval of any Holders in order to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision herein; provided that any such supplement or amendment shall not in any way adversely affect the interests of the Holders.

     SECTION 13. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or GECC shall bind and inure to the benefit of their respective successors and assigns hereunder, provided that this Agreement shall not be assignable by any Holder if such Holder has not complied with the transfer restrictions of Section 3 hereof. Any such assignment in violation of Section 3 shall be null and void.

     SECTION 14. Termination. This Agreement shall terminate if all Warrants have been exercised or shall have expired or been canceled pursuant to this Agreement, provided, that any rights of any party accrued with respect hereto
           --------
prior to the termination of this Agreement shall survive such termination.

     SECTION 15. GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK (PROVIDED THAT DETERMINATIONS RELATING TO CORPORATE LAW SHALL BE CONSTRUED IN ACCORDANCE WITH THE DELAWARE GENERAL CORPORATION LAW). THE COMPANY HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK OR ANY FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE WARRANTS, AND IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, JURISDICTION OF THE AFORESAID COURTS. THE COMPANY AGREES THAT IT WILL NOT COMMENCE ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY OTHER JURISDICTION. THE COMPANY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM

THAT ANY SUCH SUIT, ACTION OR PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTWITHSTANDING THE FOREGOING, NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY HOLDER OF A WARRANT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE COMPANY IN ANY OTHER JURISDICTION.

     EACH OF THE PARTIES HERETO HEREBY WAIVES THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE OTHER DOCUMENTS, OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF GECC'S INVESTMENT IN THE COMPANY CONTEMPLATED HEREBY. THE SCOPE OF THIS JURY TRIAL WAIVER SHALL BE LIMITED TO DISPUTES BETWEEN THE COMPANY AND GECC AND SHALL NOT EXTEND TO DISPUTES BETWEEN THE COMPANY AND ANY OTHER PERSON.

     SECTION 16. Benefits of This Agreement. Nothing in this Agreement shall be construed to give to any person or corporation other than the Company and the Holders any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company and the Holders.

     SECTION 17. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

     SECTION 18. Amendments and Waivers. Subject to Section 13, the Company agrees it will not solicit, request or negotiate for or with respect to any proposed waiver or amendment of any of the provisions of this Agreement or any Warrant unless each Holder (irrespective of the amount of Warrants then owned by it) shall substantially concurrently be informed thereof by the Company and shall be afforded the opportunity of considering the same and shall be supplied by the Company with sufficient information (including any offer of remuneration) to enable it to make an informed decision with respect thereto which information shall be the same as that supplied to each other Holder. The Company will not, directly or indirectly, pay or cause to be paid any remuneration whether by way of supplement or additional interest fee or otherwise, to any Holder as consideration for or as an inducement to the entering into by any Holder of any waiver or amendment of any of the terms and provisions of this Agreement or any Warrant unless such remunerations is concurrently paid on the same terms, ratably to each Holder whether or not such Holder signs such waiver or consent, provided that the foregoing is

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

not intended to preclude the adoption of any amendment or the giving of any waiver by the Holders of a majority of the Warrants to the extent permitted by the other provisions of this Section 18.

                            [Signature pages follow]

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